UNITED STATES
		       SECURITIES AND EXCHANGE COMMISSION
			     Washington D. C. 20549

				    Form 8-K

		Current Report Pursuant to Section 13 or 15(d) of
		       The Securities Exchange Act of 1934


	 Date of Report (Date of earliest event reported):  May 25, 1999

		 SALOMON BROTHERS MORTGAGE SECURITIES VII, INC.
		Floating Rate Mortgage Pass-Through Certificates
			       Series 1999-AQ1


New York (governing law of          333-72647      52-2164457
Pooling and Servicing Agreement)    (Commission    52-2164458
(State or other                     File Number)   52-2164459
jurisdiction                                       IRS EIN


	c/o Norwest Bank Minnesota, N.A.
	11000 Broken Land Parkway                            21044
	Columbia, Maryland                                  (Zip Code)
	(Address of principal executive offices)


       Registrant's telephone number, including area code:  (410) 884-2000


      (Former name or former address, if changed since last report)


ITEM 5.  Other Events

On May 25, 1999 a distribution was made to holders of SALOMON BROTHERS MORTGAGE SECURITIES VII, INC., Floating Rate Mortgage Pass-Through Certificates, Series 1999-AQ1 Trust.


ITEM 7.  Financial Statements and Exhibits

      (c) Exhibits furnished in accordance with Item 601(a) of Regulation S-K

	   Exhibit Number                  Description
			     Monthly report distributed to holders
	   EX-99.1 of Floating Rate Mortgage Pass-Through Certificates, Series 1999-AQ1, relating to the May 25, 1999 distribution.




Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



		  SALOMON BROTHERS MORTGAGE SECURITIES VII, INC.
		 Floating Rate Mortgage Pass-Through Certificates
				  Series 1999-AQ1


	      By:   Norwest Bank Minnesota, N.A., as Trustee
	      By:   /s/ Sherri J. Sharps, Vice President
	      By:   Sherri J. Sharps, Vice President
	      Date: 05/28/1999


				INDEX TO EXHIBITS

Exhibit Number                   Description

EX-99.1 Monthly report distributed to holders of Floating Rate Mortgage Pass-Through Certificates, Series 1999-AQ1, relating to the May 25, 1999 distribution.